UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 11, 2022

Mister Car Wash, Inc.

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-40542	47-1393909
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

222 E. 5th Street
Tucson, Arizona		85705
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: 520 615-4000

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $0.01 per share	MCW	The New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Explanatory Note

This Current Report on Form 8-K/A (this “Amended Form 8-K”) amends the Current Report on Form 8-K furnished by Mister Car Wash, Inc. (the “Company”) on August 11, 2022 (the “Original Form 8-K”). The purpose of this Amended Form 8-K is to correct certain typographical errors contained in the column for the Three Months Ended June 30, 2021 for the Income tax impact of stock award exercises in the table "GAAP to Non-GAAP Reconciliations” for the Reconciliation of net income to Adjusted Net Income and the resulting updates to Adjusted Net Income and to Diluted Adjusted Net Income per Share as reflected in the corrected press release furnished on Exhibit 99.1 hereto.

Item 2.02 Results of Operations and Financial Condition.

On August 11, 2022, Mister Car Wash, Inc. (the “Company”) issued a press release announcing its financial results for the quarter ended June 30, 2022 (the “Original Press Release”). A copy of the Company’s press release, as corrected, is furnished as Exhibit 99.1 to this Current Report on Form 8-K/A and is incorporated herein by reference. A copy of the Company’s press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

The information in this Current Report on Form 8-K/A (including Exhibit 99.1) shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that Section, nor shall it be deemed to be incorporated by reference into any filing of the Company under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such filing.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description
99.1	Press Release issued by Mister Car Wash, Inc., dated August 11, 2022 (as corrected)
104	Cover Page Interactive Data File – the cover page XBRL tags are embedded within the Inline Instance XBRL document

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Mister Car Wash, Inc.

Date:	August 12, 2022	By:	/s/ Jedidiah Gold
Jedidiah Gold Chief Financial Officer